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                                                                   Exhibit 10.13


                                ESCROW AGREEMENT

________ Bank
address

            Re:   G REIT, Inc.


Ladies and Gentlemen:

      G REIT, Inc., a Virginia corporation (the "Company"), will issue in a public offering (the "Offering") its common stock (the "Stock") pursuant to a Registration Statement on Form S-11 (the "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "SEC"). NNN Capital Corp., a California corporation (the "Dealer Manager"), will act as dealer manager for the Offering. In connection with such registration, the Company is required to establish and maintain an escrow account in which to hold subscribers' funds pending their use in accordance with the Registration Statement. Accordingly, the Company is entering into this agreement with you to set forth the terms on which you, as Escrow Agent, will hold and disburse the proceeds from subscriptions for the purchase of the Stock in the Offering.

      Based upon your representation and warranty that you are, and at all times during the term of this agreement will be, deemed a "bank" as that term is defined in Section 3(a)(6) of the Securities Exchange Act of 1934, as amended, the Company hereby appoints you as Escrow Agent for purposes of holding the proceeds from the subscriptions for the Stock, on the terms and conditions hereinafter set forth:

      1. Persons subscribing to purchase the Stock will be instructed by the Dealer Manager or any soliciting dealers to remit the purchase price in the form of checks, drafts or money orders (hereinafter called "instruments of payment") payable to the order of, or funds wired in favor of, "_______ Bank, as Escrow Agent." Any checks received made payable to a party other than the Escrow Agent shall be returned to the soliciting dealer who submitted the check. By 12:00 p.m. (noon) the next business day after receipt of instruments of payment from the Offering, the Dealer Manager will send to you: (a) each subscriber's name, address, number of shares purchased and purchase price remitted and (b) the instruments of payment from such subscribers, for deposit by you into an interest-bearing deposit account entitled "ESCROW ACCOUNT FOR THE BENEFIT OF SUBSCRIBERS FOR COMMON STOCK OF G REIT, INC." (the "Escrow Account"), which deposit shall occur within one (1) business day after you receive such materials.

      2. (a) You agree to promptly process for collection the instruments of payment upon deposit into the Escrow Account. You will hold the deposited funds in the Escrow Account until such funds are disbursed in accordance with paragraph 3 hereof. If any of the instruments of payment are returned to you for nonpayment, you shall promptly notify the Dealer Manager and the Company in writing of such nonpayment, and you are authorized to debit the Escrow Account in the amount of such return payment as well as any interest earned on the amount of such payment.

            (b) If the Company rejects any subscription for which you have already collected funds, you shall, upon the written request of the Company, promptly issue a refund check to the rejected subscriber. If the Company rejects any subscription for which you have not yet collected funds but have submitted the subscriber's check for collection, you shall promptly issue a check in the amount of the subscriber's check to the rejected subscriber after you have cleared such funds. If you have not yet submitted a rejected subscriber's check for collection, you shall promptly remit the subscriber's check directly to the subscriber.



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      3.    (a) You shall notify the Company on a weekly basis (and more frequently if requested by the Company) of the amount of collected funds in the Escrow Account, as well as the activity in the Escrow Account since the last report. For purposes of this Agreement, the term "collected funds" shall mean all funds received by the Escrow Agent that have cleared normal banking channels and are in the form of cash.

            (b) On each occasion that the Company shall notify you in writing that disbursement of part or all of the collected funds in the Escrow Account is appropriate for purposes described in the Registration Statement, you shall promptly disburse to the Company such amount of collected funds by check or wire transfer. With regard to all disbursements under this paragraph 3(b), you shall be entitled to rely upon the instructions of the Company and need not conduct any independent investigation to determine whether such disbursements are to be used, or are in fact used, in connection with a permitted purpose under the Registration Statement.

            (c) The Company shall notify you of the termination of the Registration Statement, and you shall maintain the Escrow Account until the first to occur of (i) the first day after the termination of the Registration Statement in which there is a zero balance in the Escrow Account; or (ii) the date that is one year from the termination of the Registration Statement. If for any reason whatsoever, all or a portion of the collected funds have not been disbursed to the Company for application or commitment as stated in the Registration Statement within one year from the date of the termination of the Registration Statement, you shall promptly return those undisbursed funds to the shareholders of the Company, each shareholder sharing in the return in the ratio that the number of shares owned by such shareholder bears to the total number of shares owned by all shareholders of the Company. The Company shall provide you with a list of shareholders and their addresses, along with a statement of the number of shares of Stock owned by each.

      4. All funds in the Escrow Account, until disbursed to the Company in accordance with paragraph 3 hereof, are to be held for the benefit of the shareholders of the Company and are not to (i) be commingled with the monies or become an asset of the Company or (ii) be subject to attachment, levy or other encumbrance in any action by a third party against the Company.

      5. Prior to the disbursement of funds deposited in the Escrow Account in accordance with the provisions of paragraph 3 hereof, you shall invest all of the funds deposited in the Escrow Account in "Short-Term Investments" (as defined below) in compliance with SEC Rule 15c2-4 and you are further authorized and you agree to reinvest all earnings and interest derived therefrom in Short-Term Investments specified below. In the event that instruments of payment are returned to you for nonpayment, you are authorized to debit the Escrow Account in accordance with paragraph 2 hereof.

            "Short-Term Investments" include obligations of, or obligations guaranteed by, the United States government or bank money-market accounts or certificates of deposit of national or state banks that have deposits insured by the Federal Deposit Insurance Corporation (including certificates of deposit of any bank acting as a depository or custodian for any such funds, including, without limitation, such certificates or instruments of American International
Bank) which mature on or before the expiration of the Registration Statement, unless such instrument cannot be readily sold or otherwise disposed of for cash by the expiration of the Registration Statement without any dissipation of the offering proceeds invested.

            The following securities are not permissible investments:

            (a)   money market mutual funds;

            (b)   corporate equity or debt securities;

            (c)   repurchase agreements;

            (d)   bankers' acceptances;

            (e)   commercial paper; and

            (f)   municipal securities.





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      6. You are entitled to rely upon written instructions you receive from the
Company, unless you have actual knowledge that such instructions are not valid or genuine; provided that, if in your opinion, any instructions from the Company are unclear, you may request clarification from the Company prior to taking any action and if such instructions continue to be unclear, you may rely upon written instructions from the Company's legal counsel in distributing or continuing to hold any funds. However, you shall not be required to disburse any funds attributable to instruments of payment which have not been collected by you, provided you shall use your best efforts to promptly collect such funds after your receipt of disbursement instructions from the Company and shall disburse such funds in compliance with the disbursement instructions from the Company.

      7. As compensation for serving as Escrow Agent hereunder, you shall receive a fee, as set forth in Schedule A attached hereto.

      8. In performing any of your duties hereunder, you shall not incur any liability to anyone for any damages, losses or expenses, except for your willful misconduct, breach of trust or gross negligence. Accordingly, you shall not incur any such liability with respect to any action taken or omitted (a) in good faith upon advice of your counsel given with respect to any questions relating to your duties and responsibilities under this Agreement or (b) in reliance upon any instrument, including any written instrument or instruction provided for in this Agreement, not only as to its due execution and validity and effectiveness of its provisions but also as to the truth and accuracy of information contained therein, which you shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons and to conform to the provisions of this Agreement.

      9. The Company hereby agrees to indemnify and hold you harmless against any and all losses, claims, damages, liabilities and expenses, including reasonable attorneys' fees and disbursements, that may be imposed on you or incurred by you in connection with your acceptance of appointment as the Escrow Agent hereunder, or the performance of your duties hereunder, including any litigation arising from this Agreement or involving the subject matter hereof, except where such losses, claims, damages, liabilities and expenses result from your willful misconduct, breach of trust or gross negligence.

      10. In the event of a dispute between the parties hereto sufficient in your discretion to justify doing so, you shall be entitled to tender into the registry or custody of any court of competent jurisdiction all money or property in your hands under this Agreement, together with such legal pleadings as you deem appropriate, and thereupon be discharged from all further duties and liabilities under this Agreement. In the event of any uncertainty as to your duties hereunder, you may refuse to act under the provisions of this Agreement pending order of a court of competent jurisdiction and you shall have no liability to the Company or to any other person as a result of such action. Any such legal action may be brought in such court as you shall determine to have jurisdiction thereof. The filing of any such legal proceedings shall not deprive you of your compensation earned prior to such filing.

      11. All communications and notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by messenger or by overnight delivery service or when received via telecopy or other electronic transmission, in all cases addressed to the person for whom it is intended at such person's address set forth below or to such other address as a party shall have designated by notice in writing to the other party in the manner provided by this paragraph:

            (g)   if to the Company:

                  G REIT, Inc.
                  1551 N. Tustin Avenue, Suite 200
                  Santa Ana, California  92705
                  fax:  (714) 667-6860
                  Attn.:  Anthony W. Thompson, President

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            (h)   if to the Dealer Manager:

                  NNN Capital Corp.
                  1551 N. Tustin Avenue, Suite 200
                  Santa Ana, California  92705
                  fax:  (714) 667-6843
                  Attn.:  Talle A. Voorhies

            (i)   if to you:

                   ________Bank
                   address
                   fax:
                   Attn.:

Each party hereto may, from time to time, change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other parties.

      12. This Agreement shall be governed by the laws of the State of California as to both interpretation and performance without regard to the conflict of laws rules thereof.

      13. The provisions of this Agreement shall be binding upon the legal representatives, successors and assigns of the parties hereto.

      14. The Company and the Dealer Manager hereby acknowledge that you are serving as Escrow Agent only for the limited purposes herein set forth, and hereby agree that they will not represent or imply that you, by serving as Escrow Agent hereunder or otherwise, have investigated the desirability or advisability of investment in the Company or have approved, endorsed or passed upon the merits of the Stock or the Company, nor shall they use your name in any manner whatsoever in connection with the offer or sale of the Stock other than by acknowledgment that you have agreed to serve as Escrow Agent for the limited purposes herein set forth.

      15. This Agreement and any amendment hereto may be executed by the parties hereto in one or more counterparts, each of which shall be deemed to be an original.

      16. The Escrow Agent shall be bound only by the terms of this Escrow Agreement and shall not be bound by or incur any liability with respect to any other agreements or understanding between any other parties, whether or not the Escrow Agent has knowledge of any such agreements or understandings.

      17. Indemnification provisions set forth herein shall survive the termination of this Agreement.

      18. Unless otherwise provided in this Agreement, final termination of this Escrow Agreement shall occur on the date that all funds held in the Escrow Account are distributed either (a) to the Company or to subscribers pursuant to paragraph 3 hereof or (b) to a successor escrow agent upon written instructions from the Company.

      19. The Escrow Agent has no responsibility for accepting, rejecting or approving subscriptions.

      20. This Agreement shall not be modified, revoked, released or terminated unless reduced to writing and signed by all parties hereto, subject to the following paragraph.




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      If, at any time, any attempt is made to modify this Agreement in a manner that would increase the duties and responsibilities of the Escrow Agent or to modify this Agreement in any manner which the Escrow Agent shall deem undesirable, or at any other time, the Escrow Agent may resign by providing written notice to the Company and until (a) the acceptance by a successor escrow agent as shall be appointed by the Company or (b) thirty (30) days after such written notice has been given, whichever occurs sooner, the Escrow Agent's only remaining obligation shall be to perform its duties hereunder in accordance with the terms of the Agreement.

      21. The Escrow Agent may resign at any time from its obligations under this Escrow Agreement by providing written notice to the Company. Such resignation shall be effective on the date specified in such notice which shall be not less than thirty (30) days after such written notice has been given. The Escrow Agent shall have no responsibility for the appointment of a successor escrow agent.

      22. The Escrow Agent may be removed for cause by the Company by written notice to the Escrow Agent effective on the date specified in such written notice. The removal of the Escrow Agent shall not deprive the Escrow Agent of its compensation earned prior to such removal.



      Agreed to as of the ___day of _______, 200_.



                        G REIT, INC.


                        By:_______________________________________________
                        Name: ____________________________________________
                        Title: _____________________________________________



                        NNN CAPITAL CORP.


                        By:_______________________________________________
                        Name: ____________________________________________
                        Title: _____________________________________________





The terms and conditions contained above are hereby accepted and agreed to by:

_________ BANK

By:______________________________________

Name:____________________________________
Title:___________________________________


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                                  SCHEDULE A TO
                              ESCROW AGREEMENT FOR

                                  G REIT, INC.

                        Schedule of Fees - Escrow Agency
                                  ________ Bank

Administration Fee - Payable Annually.....................................................     $________
Commencing on the date of this Agreement and
on the same day of each year thereafter.

For costs incurred in connection with returned checks......................................    $_____
                                                                                   per returned check

Express Mail and Postage...................................................................    At Cost

Photocopying.....................................................................(per page)     $ _____

Outgoing Wires (each)......................................................................    $_____

Official Checks (each).....................................................................    $_____

Legal Process....................................................(plus photocopying charges)   $_____

Outside Courier Service....................................................................    At Cost


Charges for refunding subscription proceeds if all of the proceeds have not been disbursed to the Company within one year of the termination of the Registration Statement will be negotiated between the parties.

Charges for filing reports or information as may be required by Internal Revenue Service regulations or for the performance of any services not contemplated at the time of opening account, or not of a routine administrative nature, or not specifically covered in this schedule, will be negotiated between the parties.

Actual out-of-pocket expenses such as attorney's fees, cost of special checks, postage, insurance, telephone, telegraph, etc., will be billed at cost.

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